OPTION ACCELERATION AGREEMENT
                          -----------------------------

     OPTION ACCELERATION AGREEMENT, dated as of September 15, 1997, by and between MathSoft, Inc. (the "Company") and James C. Randles (the "Officer").

     WHEREAS, the Officer has made and is expected to continue to make major contributions to the Company;

     WHEREAS,  the  Company  desires  continuity  of  management;  and

     WHEREAS, the Officer is willing to continue to render services to the Company subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Officer agree as follows:

     1.     CHANGE  OF  CONTROL.  Upon  a  Change in Control, the Company shall:
            -------------------

     (a) Cause 50% of any unexercisable installments of any stock options held by the Officer on the Change of Control that have not expired to become exercisable on the Change of Control; provided, however, that such acceleration
                                       --------  -------
of exercisability shall not occur to the extent that: (i) the Change of Control is intended to be accounted for as a pooling of interests; and (ii) the Company concludes, after consulting with its independent accountants, that such acceleration would prevent the Change of Control transaction from being accounted for as a pooling of interests for financial accounting purposes; and

     (b) Cause the period after a termination of employment within which any option may be exercised by the Officer in accordance with the provisions of the relevant option agreement and option plan to be extended to twelve months; provided, however, that such extension of exercisability shall not occur to the
     ---   -------
extent that: (i) the Change of Control is intended to be accounted for as a pooling of interests; and (ii) the Company concludes, after consulting with its independent accountants, that such extension of exercisability would prevent the Change of Control transaction from being accounted for as a pooling of interests for financial accounting purposes.

provided,  however,  that:  (i)  the  Company's obligation to provide any of the
--------   -------
amounts and benefits set forth in this Section 1 shall be subject to, and conditioned upon, the Officer's execution, on or before the Change of Control, of a full release of claims satisfactory to the Company releasing the Company and its affiliates, subsidiaries, divisions, directors, employees and agents from any claims arising from or related to the Officer's employment or severance from employment with the Company, including any claims arising from this Agreement, such release to be substantially in the form of Exhibit A hereto (the
                                                           ---------
"Release"); and (ii) notwithstanding any other provision of this Agreement, the Company shall not be obligated to provide any of the amounts and benefits set forth in this Section 1 until any applicable period within which the Officer may revoke the Release has expired.

     2.     GENERAL.
            -------
     (a) For purposes of this Agreement, "Change of Control" shall mean the closing of: (i) a merger, consolidation, liquidation or reorganization of the Company into or with another Company or other legal person, after which merger, consolidation, liquidation or reorganization the capital stock of the Company outstanding prior to consummation of the transaction is not converted into or exchanged for or does not represent more than 50% of the aggregate voting power of the surviving or resulting entity; (ii) the direct or indirect acquisition by any person (as the term "person" is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of more than 50% of the voting capital stock of the Company, in a single or series of related transactions;
(iii) the sale, exchange, or transfer of the business unit for which the Officer principally works; or (iv) the sale, exchange, or transfer of all or substantially all of the Company's assets (other than a sale, exchange or transfer to one or more entities where the stockholders of the Company immediately before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the entities to which the assets were transferred).

     (c) Notwithstanding anything to the contrary in this Agreement, if the Company determines in its sole discretion after consultation with its tax and accounting advisors that the Officer is a Disqualified Individual (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) and that any portion of any payment or distribution by the Company to or for the benefit of the Officer, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment") would be an Excess Parachute Payment (as defined in Section 280G of the Code) but for the application of this sentence, then the amount of all such Payments otherwise payable to the Officer pursuant to this Agreement shall be reduced to the minimum extent necessary (but in no event to less than zero) so that no portion of any Payment, as so reduced, constitutes an Excess Parachute Payment. For purposes of this reduction, no portion of any Payment shall be taken into account to the extent that such Payment, in the opinion of the Company, after consultation with its tax and accounting advisors, does not constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Code.

     (d) Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Company and any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) of the Company; provided, however, that the Company shall obtain the
                            --------  -------
written agreement of any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) of the Company to be bound by the provisions of this Agreement as if such successor were the Company and for purposes of this Agreement, any such successor of the Company shall be deemed to be the "Company" for all purposes.

     (e) Nothing in this Agreement shall create any obligation on the part of the Company or any other person to continue the employment of the Officer.

     (f) Nothing herein shall affect the Officer's obligations under any key employee, non-competition, confidentiality, option or similar agreement between the Company and the Officer currently in effect or which may be entered into in the future.

     (g) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement constitutes the entire Agreement between the Officer and the Company concerning the subject matter hereof and supersedes any prior negotiations, understandings or agreements concerning the subject matter hereof, whether oral or written, and may be amended or rescinded only upon the written consent of the Company and the Officer. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions of this Agreement and this Agreement shall be construed and reformed to the fullest extent possible. The Officer may not assign any of his/her rights or obligations under this Agreement; the rights and obligations of the Company under this Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                              The  Company:
                                              ------------

                                              MATHSOFT,  INC.

                                              By:

                                              Name:  Robert  P.  Orlando

                                              Title:V.P.  Finance&Admin/CFO


                                              The  Officer:
                                              ------------

                                              Signature:

                                              Printed  Name:James  C.  Randles

                                                                       EXHIBIT A
                                                                       ---------

                                AGREEMENT/WAIVER
                                ----------------


     It is hereby agreed by and between ____________________ (the "Officer") and MathSoft, Inc. (the "Company"), for good and sufficient consideration more fully described below, that:

     1.     Consideration.  The  Company  will  provide  the  Officer  with  the
            -------------
amounts and benefits described in Section 1 of the Option Acceleration Agreement entered into by the Company and the Officer, dated ___________, 1997 (the
"Acceleration Agreement"), subject to the terms and conditions of such Acceleration Agreement. The Officer understands that all such benefits are conditioned upon the Officer signing this Agreement.

     2.     Settlement  of Amounts Due the Officer.  The Officer agrees that the
            --------------------------------------
benefits set forth above in Section 1, together with any amounts previously provided to the Officer by the Company, shall be complete and unconditional payment, settlement, satisfaction and accord with respect to all obligations and liabilities of the Company and any of its affiliated companies (including their respective successors, assigns, shareholders, officers, directors, employees and/or agents) to the Officer, and all claims, causes of action and damages by the Officer against the Company and/or any such other parties regarding the Officer's employment with and termination from employment with the Company, including, without limitation, all claims for back wages, salary, draws, commissions, bonuses, vacation pay, equity compensation, expenses, compensation, severance pay, attorney's fees, compensatory damages, exemplary damages, or other costs or sums.

     3.     Release.
            -------

     (a) In exchange for the amounts and benefits described in Section 1 and other good and valuable consideration, receipt of which is hereby acknowledged, the Officer and his/her representatives, agents, estate, successors and assigns, absolutely and unconditionally hereby release and forever discharge the Company, its affiliated companies and/or their successors, assigns, directors, shareholders, officers, employees and/or agents, both individually and in their official capacities, (the "Releasees"), from any and all actions or causes of action, suits, claims, complaints, contracts, liabilities, agreements, promises, debts and damages, whether existing or contingent, known or unknown, which arise out of the Officer's employment with or termination from employment with the Company. This release is intended by the Officer to be all encompassing and to act as a full and total release of any claims that the Officer may have or has had against the Releasees, including, but not limited to, any federal, state or local law or regulation dealing with either employment or employment discrimination such as those laws or regulations concerning discrimination on the basis of age, race, color, religion, creed, sex, sexual orientation, national origin, ancestry, marital status, physical or mental disability, any veteran status or any military service or application for any military service; any contract, whether oral or written, express or implied; or common law.

     (b) The Officer agrees not only to release and discharge the Releasees from any and all claims as stated above that the Officer could make on his/her own behalf or on behalf of others, but also those claims which might be made by any other person or organization on behalf of the Officer, and the Officer specifically waives any right to become, and promises not to become, a member of any class in a case in which a claim or claims against the Releasees are made involving any matters which arise out of the Officer's employment with or termination from employment with the Company. Nothing in this Agreement is to be construed as an admission by the Releasees of any liability or unlawful conduct whatsoever.

     4.     Waiver  of  Rights  and  Claims  Under  the  Age  Discrimination and
            --------------------------------------------------------------------
Employment  Act  of 1967.  [Only applicable if the Officer is 40 years of age or
       -----------------
older  at  the  time  of  termination  of  employment.]

     (a) The Officer has been informed that since he/she is 40 years of age or older, he/she has or might have specific rights and/or claims under the Age Discrimination and Employment Act of 1967. In consideration for the amounts described in Section 1 hereof, the Officer specifically waives such rights and/or claims to the extent that such rights and/or claims arose prior to the date this Agreement was executed.

     (b) The Officer was advised by the Company of his/her right to consult with an attorney prior to executing this Agreement.

     (c) The Officer was further advised when he/she was presented by the Company with the original draft of this Agreement on _______, 199_, that he/she had at least 21 days within which to consider its terms and to consult with or seek advice from an attorney or any other person of his/her choosing, until the close of business on __________, 199_.

     5.     Confidentiality.  The  Officer  agrees  he/she  shall not divulge or
            ---------------
publish, directly or indirectly, any information whatsoever regarding the substance, terms or existence of the Acceleration Agreement or this Agreement and/or any discussions or negotiations relating to the Acceleration Agreement or this Agreement to any person or organization, except to his/her immediate family members, counsel or accountant, and unless required under law or court order.

     6.     Representations  and  Governing  Law.
            ------------------------------------

     (a) This Agreement represents the complete and sole understanding between the parties, supersedes any and all other agreements and understandings, whether oral or written, except for the [list key employee, non competition, option or confidentiality agreements] entered into by the Company and Officer, and the Acceleration Agreement, which remain in full force and effect. This Agreement may not be modified, altered or rescinded except upon written consent of the Company and Officer. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions of this Agreement, but this Agreement shall be revised, construed and reformed to the fullest extent possible to effectuate the purposes of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and the Officer and their respective heirs, successors and assigns. The parties agree that the Company will not have an adequate remedy if the Officer fails to comply with Sections 3, 4, and 5 hereof and that damages will not be readily ascertainable, and that in the event of such failure, the Officer shall not oppose any application by the Company requiring a decree of specific performance or an injunction enjoining a breach of this Agreement. If the Officer breaches any of his/her obligations hereunder, he/she shall forfeit all right to payments pursuant to Section 1.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

     (c) The Officer represents that he/she has read the foregoing Agreement, fully understands the terms and conditions of such Agreement, and is voluntarily executing the same. In entering into this Agreement, the Officer does not rely on any representation, promise or inducement made by the Releasees, with the exception of the consideration described in this document.

     7.     Effective  Date.  [Only applicable if the Officer is 40 years of age
            ---------------
or older at the time of termination of employment.] The Officer may revoke this Agreement during the period of seven (7) days following its execution by the Officer, and this Agreement shall not become effective or enforceable until this revocation period has expired.

                                              The  Company:
                                              ------------

                                              MATHSOFT,  INC.

                                              By:______________________________

                                              Name:____________________________

                                              Title:___________________________

                                              Date:____________________________


                                              The  Officer:
                                              ------------

                                              Signature:_______________________

                                              Printed  Name:___________________

                                              Date:____________________________